UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 20, 2005

MESABI TRUST

(Exact name of registrant as specified in its charter)

New York	1-4488	13-6022277
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Deutsche Bank Trust Company Americas Trust & Securities Services – GDS 60 Wall Street 27th Floor New York, New York		10005
(Address of principal executive offices)		(Zip Code)

(615) 835-2749

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition

On January 20, 2005, Mesabi Trust (the “Trust”) issued a press release announcing a cash distribution to its unitholders of record of $0.295 per unit.  A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

Item 8.01                                             Other Events

On January 21, 2005, the Trust filed two Amendments on Form 10-Q/A amending the Quarterly Reports on Form 10-Q for its quarters ended April 30, 2004 and July 31, 2004, previously filed with the Securities and Exchange Commission on, respectively, June 14, 2004 and September 14, 2004 (the “Amendments”).  Other than amendments to references to the Trust’s independent accountants and to Exhibit 99.1, the independent accountant’s review report (which reflect a change in the Trust’s certifying independent accountant from Eide Bailly LLP to Gordon Hughes & Banks, LLP), no other changes were effected by the Amendments.

Item 9.01                                             Financial Statements and Exhibits

(c)                                  Exhibits

99.1                           Press release, dated January 20, 2005.

In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MESABI TRUST

	By:	/s/ Rodney Gaughan
Rodney Gaughan
Assistant Vice President
Deutsche Bank Trust Company Americas
Dated: January 21, 2005